                                                                  EXHIBIT 10.22


                           NOT TO EXCEED $11,250,000

                    MISSISSIPPI BUSINESS FINANCE CORPORATION
                 TAXABLE INDUSTRIAL DEVELOPMENT REVENUE BONDS,
                                  SERIES 1993
                          (VICKSBURG CHEMICAL COMPANY)


                                                               NOVEMBER 10, 1993


                            BOND PURCHASE AGREEMENT


Mississippi Business Finance Corporation
Jackson, Mississippi

Vicksburg Chemical Company
Vicksburg, Mississippi

         The First National Bank of Boston and NationsBank of Georgia, N.A. (collectively, the "Purchasers") offer to enter into this Bond Purchase Agreement (this "Agreement") with the Mississippi Business Finance Corporation, a public corporation organized and existing under the laws of the State of Mississippi (the "State") (the "Issuer") and Vicksburg Chemical Company, a corporation organized and validly existing under the laws of the State of Delaware, and qualified to do business and in good standing under the laws of the State (the "Company"), which, upon your acceptance will be binding upon the Issuer, the Company and the Purchasers.

         1.      BACKGROUND

                 (a) The Issuer will issue and sell its Taxable Industrial Development Revenue Bonds, Series 1993 (Vicksburg Chemical Company) in the maximum aggregate principal amount of $11,250,000 (the "Bonds") to provide for the permanent financing of the Project (as defined in the Loan Agreement, as hereinafter defined) to be located in the State and to be owned by the Company. The Issuer and the Company will enter into a Loan Agreement (the "Loan Agreement") dated as of December 1, 1993, providing, among other things, for payments at times and in amounts sufficient to pay when due the principal of and interest on the Bonds.

                 (b) The Bonds will be issued pursuant to the provisions of Title 57, Chapter 10, Article 7 of the Mississippi Code of 1972, as amended and supplemented (the "Act"), resolutions of the Issuer dated October 14, 1993 and November 10, 1993 (collectively the


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"Resolution") and a Trust Indenture (the "Indenture") dated as of December 1,
1993, between the Issuer and First National Bank of Vicksburg, Vicksburg, Mississippi, as Trustee (the "Trustee"). The Bonds are limited obligations of the Issuer, payable solely from payments to be made by the Company pursuant to the Loan Agreement and a promissory note delivered to the Issuer (the "Note"). Payment of the Bonds is secured by (i) the lien of the Indenture on the trust estate created thereunder which consists generally of money deposited in the funds and accounts established under the Indenture and income from the investment of such money as required by the Indenture, the Loan Agreement and the Note and (ii) a lien and security interest on the Project as provided for in the Loan Agreement by the Deed of Trust from the Company to the Issuer (the "Deed of Trust") (as defined in the Indenture), and the Security Agreement from the Company to the Issuer (as defined in the Indenture) (the "Security Agreement"). The Loan Agreement, Note, Deed of Trust and Security Agreement are referred to herein collectively as the "Loan Documents." This Agreement, the Bonds and the Indenture are referred to herein collectively as the "Bond Documents."

                 (c) The Bonds will contain the terms and provisions as described in the Indenture and will bear interest at the rates described in the Indenture.

                 (d) The terms and provisions of the Bonds have been approved by the Company which enters into this Agreement in order to induce the Purchasers to purchase the Bonds at the price set forth herein.

                 (e) No preliminary official statement, final official statement or other disclosure document will be distributed in connection with the issuance and sale of the Bonds.

                 (f) It is intended that interest on the Bonds will be includable in the gross income of the holder thereof for federal income tax purposes.

                 (g) The Purchasers are purchasing the Bonds for their own account and will, on the Initial Closing Date (as hereinafter defined), execute a document satisfactory to the Issuer agreeing not to sell or otherwise transfer or dispose of the Bonds without (i) complying with applicable disclosure and registration requirements of federal and state securities laws and (ii) if such transfer or disposition is to an entity other than a United States bank, thrift institution, insurance company, or other U.S. company having the principal business of providing commercial financing, receiving the prior written consent of the Issuer, which consent shall not be withheld unreasonably.

         2.      JOINT REPRESENTATION OF THE ISSUER AND THE COMPANY

         The Issuer and the Company represent that the Project will constitute a "project" within the meaning of the Act.





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         3.      REPRESENTATIONS OF THE ISSUER

         The Issuer makes the following representations, all of which will survive the purchase and offering of the Bonds.

                 (a) The Issuer is a public corporation organized and existing under the laws of the State.

                 (b) The Issuer has complied with all provisions of the State Constitution and laws governing the issuance and sale of the Bonds and has full power and authority to authorize and thereafter consummate all transactions contemplated by the Bond Documents, the Loan Documents, and all other agreements relating thereto.

                 (c) The Issuer has duly adopted the Resolution, has duly authorized all necessary actions to be taken by the Issuer and has obtained all approvals necessary and appropriate for: (i) the issuance and sale of the Bonds upon the terms set forth herein and in the Indenture, (ii) the execution, delivery, receipt and due performance of the Bond Documents, the Loan Documents, and any and all other agreements and documents as may be required to be executed, delivered and received by the Issuer in order to carry out, give effect to and consummate the transaction contemplated hereby and by the issuance and sale of the Bonds and (iii) the carrying out, giving effect to, and consummation of the transactions contemplated hereby, by the Indenture and by the issuance and sale of the Bonds. The Bonds and executed counterparts of other Bond Documents and the Loan Documents will be delivered to the Purchasers by the Issuer on the Initial Closing Date (as hereinafter defined).

                 (d) To the best of the Issuer's knowledge, there is no action, suit, proceeding, inquiry, investigation at law or in equity or before or by any court, public board or body pending or threatened against or affecting the Issuer (or any basis therefor), wherein an unfavorable decision, ruling or finding would adversely affect the transactions contemplated hereby or by the issuance and sale of the Bonds or the validity of the Bond Documents, the Loan Documents, or any agreement or instrument to which the Issuer is or is expected to be a party and which is used or contemplated for use in the consummation of the transaction contemplated hereby or by the issuance and sale of the Bonds.

                 (e) The execution and delivery by the Issuer of the Bond Documents, the Loan Documents, and other agreements contemplated hereby or by the issuance and sale of the Bonds and compliance with the provisions thereof will not conflict with or constitute, on the part of the Issuer, a breach of or a default under any existing law, court or administrative regulation, decree or order or any agreement, indenture, mortgage, lease or other instrument to which the Issuer is subject or by which the Issuer is bound.

                 (f) Any certificate signed by any of the Issuer's authorized officers and delivered to the Purchasers shall be deemed a representation and warranty by the Issuer to the Purchasers as to the statements made therein.





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         4.      REPRESENTATIONS OF THE COMPANY

         The Company makes the following representations, all of which will survive the purchase and offering of the Bonds.

                 (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified as a foreign corporation and is in good standing to do business in the State.

                 (b) The Company has full corporate power and authority to authorize and thereafter consummate on its behalf all transactions contemplated by the Bond Documents, the Loan Documents, and any and all other agreements relating thereto.

                 (c) The Company has duly authorized all necessary actions to be taken by the Company for (i) the execution, delivery, receipt and due performance of this Agreement, the Loan Documents, and all other agreements and documents as may be required to be executed, delivered and received by the Company in order to carry out, give effect to and consummate the transaction contemplated hereby and by the issuance and sale of the Bonds, (ii) the carrying out, giving effect to and consummation of the transactions contemplated by the Indenture, the issuance and the sale of the Bonds, this Agreement, and the Loan Documents, and (iii) the Loan Documents, this Agreement, and any related documents executed by the Company to constitute valid and binding obligations of the Company enforceable in accordance with their respective terms, except to the extent that the enforceability thereof may be limited (A) by bankruptcy, reorganization, or similar laws limiting the enforceability of creditors' rights generally or (B) by the validity of any discretionary equitable remedies.

                 (d) The Company's execution and delivery of this Agreement, the Loan Documents, and the other documents contemplated hereby and by the issuance and sale of the Bonds and compliance with the provisions thereof will not conflict with or constitute on the Company's part a breach of or a default under any existing law, court or administrative regulation, decree or order or any agreement, indenture, mortgage, lease or other instrument to which the Company is subject or by which the Company is bound.

                 (e) The Company has obtained or will obtain as and when required by applicable law all approvals, licenses, permits, or other governmental authorizations required in connection with the execution and delivery of and performance by the Company of its obligations under this Agreement, the Loan Documents and in relation to the acquisition, construction, installation, operation and financing of Project.

                 (f) Any certificate signed by any of the Company's authorized officers and delivered to the Purchasers shall be deemed a representation and warranty by the Company to the Purchasers as to the statements made therein.





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                 (g)      To the best of the Company's knowledge, there is no
action, suit, proceeding, inquiry, investigation at law or in equity or before or by any court, public board or body pending or threatened against or affecting the Company (or any basis therefor), other than Disclosed Litigation (as defined in the Loan Agreement) wherein an unfavorable decision, ruling or finding would have a material, adverse effect on the transactions contemplated hereby or by the issuance and sale of the Bonds or the validity of the Bonds, the Indenture, the Loan Documents, or any agreement or instrument to which the Company is or is expected to be a party and which is used or contemplated for use in the consummation of the transaction contemplated hereby.

         5.      COVENANTS OF THE COMPANY

         The Company covenants and agrees to the following covenants, all of which will survive the purchase and offering of the Bonds and any investigations made by or on behalf of the Purchasers.

                 (a) The Company agrees to indemnify and hold harmless the Issuer, its counsel, Bond Counsel, the Purchasers, the Trustee, any officer, agent or employee of the Issuer and each person, if any, who controls any of the foregoing within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended (collectively referred to herein as the "Indemnified Parties"), against any and all losses, claims, damages, liabilities or expenses whatsoever arising out of or resulting from or in any way related to the issuance and sale of the Bonds, any breach by the Company of any of, or the inaccuracy of any of, its representations, warranties and covenants set forth in this Agreement, and the acquisition, installation, equipping and the use of the Project; provided, however, that the Company shall not indemnify and hold harmless any Indemnified Party from damages that result from negligence or intentional misconduct on the part of the Indemnified Party seeking such indemnity.

                 If any action is brought against an Indemnified Party based upon the information described in the preceding paragraph and in respect of which indemnity may be sought against the Company, the Indemnified Party shall promptly notify the Company in writing and the Company shall promptly assume the defense thereof, including the employment of counsel reasonably acceptable to the Indemnified Party, the payment of all expenses, and the right to negotiate and consent to settlement. An Indemnified Party has the right, at its own expense, to employ separate counsel in any such action and to participate in the defense thereof. The Company shall not be liable for any settlement of any such action effected without its consent, but if settled with the consent of the Company, or if there be a final judgment for the plaintiff in any such action with or without its consent, the Company agrees to indemnify and hold harmless the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.





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                 (b)      The Company will not take or omit to take, as may be
applicable, any action which would, in any way, cause the proceeds of the Bonds to be applied in a manner contrary to the requirements of the Bond Documents and the Loan Documents.

                 (c) Whether or not the sale of the Bonds by the Issuer to the Purchasers is consummated, the Company agrees that the Purchasers shall have no obligation to pay any costs or expenses incident to the performance of the obligations of the Issuer or the Purchasers under this Agreement. All costs and expenses to affect the preparation, issuance, sale and delivery of the Bond Documents, the Loan Documents, and all related documents, and the fees and expenses of the Issuer and of Bond Counsel shall be paid by the Company.

         6.      PURCHASE, SALE AND DELIVERY OF THE BONDS

                 (a) On the basis of the representations, warranties and covenants contained herein, and in the other agreements referred to herein and subject to the terms and conditions herein set forth, on the Initial Closing Date the Purchasers agree to purchase from the Issuer and the Issuer agrees to sell to the Purchasers all or any portion of the Bonds for a purchase price of one hundred percent (100%) of the principal amount of the Bonds issued and sold, as provided for hereunder and in the Indenture. Pursuant to the terms hereof, sixty percent (60%) of the aggregate principal amount of the Bonds shall be purchased by The First National Bank of Boston and the remaining forty percent (40%) of the aggregate principal amount of the Bonds shall be purchased by NationsBank of Georgia, N.A.

                 (b) The Issuer will deliver the Bonds to or for the account of the Purchasers against payment of the purchase price. The payment of the purchase price may be made in the form of periodic advances of the principal amount of the Bonds, up to the maximum principal amount. Such advances, including the initial advance made upon the delivery of the Bonds, shall be made by the Purchasers: (i) upon the written request of the Company,
(ii) subject to the satisfaction (in the Purchasers' opinion) of the conditions set forth in the Bond Documents for making such advances, and (iii) in the manner and according to the Issuer's written instructions. The Bonds will be dated as of the Initial Closing Date, will be delivered in fully registered form, will be registered to the Purchasers, and will be issued in the amounts and in the form specified in the Indenture. The Bonds may be in printed, engraved, typewritten or photocopied form and each such form shall constitute "definitive form".

                 (c) The Bonds shall bear interest at the rates, mature on the date and have such other terms as described in the Indenture.

                 (d) The Purchasers shall solely determine the principal amount of the Bonds to be advanced from time to time to the Trustee or the Company.





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         7.       TRANSACTION DOCUMENTS

         On or prior to December 1, 1993 or such other date mutually agreeable to the Issuer, the Company and the Purchasers (the "Initial Closing Date"), the Purchasers shall be provided with a copy of each of the Bond Documents, the Loan Documents, and all related documents duly executed by all parties thereto as certified to the satisfaction of the Purchasers. The Issuer and the Company shall immediately upon their execution provide the Purchasers with any amendments of the Bond Documents, Loan Documents, and related documents.

         8. CONDITIONS TO THE PURCHASERS' OBLIGATIONS TO PURCHASE BONDS AND TO MAKE SUBSEQUENT ADVANCES OF PRINCIPAL

                 a. Conditions to Purchase of the Bonds on the Initial Closing Date

         The obligation of the Purchasers to purchase and pay for the Bonds on the Initial Closing Date shall be subject to the following conditions precedent:

                          (1)     There shall exist no action, suit,
investigation, litigation or proceeding affecting the Company or any Related Entity (as defined in the Loan Agreement) pending or threatened before any court, governmental authority or arbitrator that, if adversely determined, would have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company or any Related Entity (other than Disclosed Litigation) or that purports to affect the legality, validity or enforceability of the Credit Agreement and related documents (as defined in the Loan Agreement), Loan Documents, the Bond Documents or the consummation of the transactions contemplated hereby or thereby.

                          (2)     All conditions to the issuance of the Bonds,
other than the payment for the Bonds to be made by the Purchasers on the Initial Closing Date, and to the Purchasers' obligations under this Agreement to purchase the Bonds, shall have been satisfied or waived in accordance with the terms of the Indenture or this Agreement, as applicable, and the Agent shall have received, dated such day, a certificate of an Authorized Company Representative (as defined in the Loan Agreement) to such effect, having attached thereto, copies of all Bond Documents and Loan Documents as executed by the parties thereto, together with copies of all certificates, legal opinions, resolutions, financing statements and other documents delivered in connection therewith, certified by the Company as true and complete copies thereof, together with reliance letters as to such certificates or opinions, not otherwise addressed to the Agent and the Purchasers, as any of them may reasonably request.

                          (3)     The Agent (as defined in the Loan Agreement)
shall have received, in form and substance satisfactory to it, signed copies of proper financing statements, in appropriate form to be filed on or promptly after the Initial Closing Date under the Uniform commercial Code of all jurisdictions that the Agent may deem necessary or desirable in order to continue and protect the perfection of the Security Agreement.





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                          (4)     The Agent shall have received in form and
substance satisfactory to it, evidence of the insurance required by the terms of the Security Agreement.

                          (5)     The Agent shall have received, in form and
substance satisfactory to it, a Mortgage (as defined in the Loan Agreement) modification with respect to each Mortgage, effective to include as indebtedness secured by such Mortgage, the obligations of the Company or Related Entity, as applicable, to the Purchasers in connection with the Bonds, duly executed by the Company or Related Entity, as applicable, together with

                                  (i)  evidence that each such Mortgage
                          modification has been duly recorded on or before the Initial Closing Date (or acknowledgement by the representative of the title insurance issuer of receipt of such Mortgage modifications in form for recording) in all filing or recording offices that the Agent may deem necessary or desirable in order to preserve the valid and enforceable first and subsisting lien on the property described therein in favor of the Purchasers;

                                  (ii)  American Land Title Land Association
                          Lender's Extended Coverage title insurance policies, or endorsements thereto or unconditional commitments for the issuance of the same, in each case in form and in amounts acceptable to the Agent, issued and reinsured by title insurers acceptable to the Agent, insuring the Mortgages (other than the Mortgage by Potash) as modified by such Mortgage modifications to be valid and enforceable first liens on the property described therein, free and clear of all defects (including, but not limited to, mechanics' and materialmen's liens) and encumbrances, excepting only Permitted Encumbrances, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents (including Bond purchases) and for mechanics' and materialmen's liens) and coinsurance and reinsurance with direct access as the Agent may deem necessary or desirable;

                                  (iii)  such consents and agreements of
                          lessors and other third parties, and such estoppel letters and other confirmations, as the Agent may deem necessary or desirable;

                                  (iv)  evidence of the insurance required
                          (including, without limitation, for any business or property) by the terms of the Mortgages as modified by such Mortgage modifications; and

                                  (v)  evidence that all other action that the
                          Agent may deem necessary or desirable in order to preserve valid first and subsisting liens on the property described in the Mortgages has been taken.





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                          (6)     The Purchasers shall have received an opinion
of counsel to the Company, dated the Initial Closing Date and addressed to the Purchasers in form and substance acceptable to the Purchasers.

                          (7)     The Agent shall have received the favorable
opinions of counsel to the Purchasers, dated the Initial Closing Date and addressed to the Agent in form and substance acceptable to the Agent.

                          (8)     The Purchasers shall have received, in form
and substance satisfactory to them and to the Agent, reports of independent reputable appraisers of the "in use" or "going concern" and liquidation values of the fixed assets of the Company and each Related Entity;

                          (9)     The Company or another Related Entity shall
have paid to the Agent for the ratable account of the Purchasers a facility fee in the amount of $112,500, which fee shall be fully earned when due and payable and not subject to refund or rebate.

                          (10)    Such other certificates, instruments,
agreements and documents relating to the transactions contemplated to occur in connection with the issuance of the Bonds as the Agent or any Purchaser may reasonably request.

                 b.       Conditions to Subsequent Advances

     The obligation of each Purchaser to make a principal advance on the occasion of each principal advance (including the initial advance on the Initial Closing Date) shall be subject to the conditions precedent that on the date of such principal advance:

                          (1)       the following statements shall be true (and
each of the giving of the applicable notice of advance and the acceptance by the Company of the proceeds of such advance shall constitute a representation and warranty by the Company that on the date of such advance such statements are true):

                                  (a)  The representations and warranties
         contained in each Loan Document and the Credit Agreement are correct on and as of the date of such advance, before and after giving effect to such advance and to the application of the proceeds therefrom, as though made on and as of such date, except for those representations and warranties made as of a specified date; and

                                  (b)      No event has occurred and is
         continuing, or would result from such advance or from the application of the proceeds therefrom, that constitutes a default under the Loan Documents or the Credit Agreement.

                          (2)     The Agent shall have received such other
approvals, opinions or documents as any Purchaser through the Agent may reasonably request.





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                          (3)     The Agent shall have received at least three
Business Days prior to the date on which such principal advance is requested to be made, in sufficient copies for each Purchaser, a certificate of an Authorized Officer of the Company setting forth (i) the date of the requested principal advance (which advance date shall be the first Business Day of a month on or prior to the first Business Day of June 1995), (ii) the amount of the requested principal advance (which shall be at least $100,000), and (iii) such Authorized Officer's certification that the amount of the requested principal advance does not exceed 75% of the Project construction cost incurred by the Company through the date of such certificate, LESS the aggregate amount of all principal advances theretofore made, and accompanied by a computation in reasonable detail supporting such certification and by copies of invoices or other evidences of payment acceptable to the Agent in its reasonable judgment.

                 9.       OTHER CONDITIONS TO BOND SALE AND PRINCIPAL
                          ADVANCES

         The obligation of the Purchasers to purchase the Bonds and the obligation of the Issuer to sell the Bonds to the Purchasers are further subject to the following conditions:

                          a.      The representations and warranties of the
Company herein and the representations and warranties made in each Loan Document and each of the Bond Documents by the respective parties thereto shall be true, correct and complete on the date hereof, on the Initial Closing Date and on the date of each subsequent advance of principal, and each such party to the Loan Documents and Bond Documents, including the Company, shall deliver a certificate to such effect on the Initial Closing Date and the Company shall deliver such a certificate on the date of each principal advance. The Issuer and the Company shall have performed all of their obligations hereunder and the statements made on behalf of the Issuer and the Company hereunder shall be true and correct on the date hereof, on the Initial Closing Date and on the date of each principal advance, and the Issuer and the Company shall deliver certificates to such effect on the Initial Closing Date and the Company shall deliver such a certificate on the date of each principal advance.

                          b.      Except as may have been agreed to by the
Purchasers, as of the Initial Closing Date and the date of each principal advance, each of the Bond Documents, the Loan Documents, the Resolution and all other official action of the Issuer relating thereto shall be in full force and effect and shall not have been amended, modified or supplemented without the written approval of the Purchasers.

                          c.      The Issuer shall have received the approving
opinion of Bond Counsel in form and substance acceptable to the Purchasers, and the Purchasers shall have received a letter from Bond Counsel dated the Initial Closing Date and addressed to the Purchasers, to the effect that the Purchasers may rely upon such firm's opinion as if it were addressed to the Purchasers.





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                          d.      The Purchasers, the Trustee, the Company and
Bond Counsel shall have received an opinion of Issuer's counsel in form and substance agreeable to the aforesaid parties.

                          e.      Each of the Bond Documents shall have been
executed and delivered by each of the respective parties thereto, all such documents shall be in the forms attached to the resolution adopted by the Issuer on the date hereof with only such changes as the Purchasers may approve, and each of the Bond Documents shall be in full force and effect.

                          f.      None of the events referred to in Section 10
of this Agreement shall have occurred and be continuing.

                          g.      The Purchasers and Issuer shall have received
a certificate, dated the Initial Closing Date and signed by an authorized officer of the Trustee, to the effect that (i) he or she is an authorized officer of the Trustee, (ii) the Indenture has been duly executed and delivered by the Trustee, (iii) the Trustee has all necessary corporate and trust powers required to carry out the trust created by the Indenture, (iv) to the best of his or her knowledge, the acceptance by the Trustee of the duties and obligations of the Trustee under the Indenture and compliance with the provisions thereof will not conflict with or constitute a breach of or default under any law, administrative regulations, consent decree or any agreement or other instrument to which the Trustee is subject or by which the Trustee is bound, and (v) the Trustee has duly authenticated the Bonds, and the person signing the certificate of authentication on each bond has been duly authorized to do so.

                          h.      Evidence, satisfactory in form and substance
to the Purchasers and Bond Counsel, of a satisfactory and favorable conclusion to a bond validation proceeding under the laws of the State with respect to the Bonds shall have been received.

                          i.      Such other certificates, opinions and other
documents as the Purchasers or Bond Counsel may reasonably request to evidence performance of or compliance with the provisions of this Agreement and the transactions contemplated hereby and by the issuance and sale of the Bonds, all such certificates and other documents to be satisfactory in form and substance to the Purchasers, shall have been received.

         If any conditions to the obligations of the Purchasers or the Issuer contained in this Agreement are not satisfied and the satisfaction of such conditions shall not be waived by the Purchasers, then, at the option of the Purchasers (i) the Initial Closing Date shall be postponed for such period as may be necessary for such conditions to be satisfied or (ii) without limiting the generality of Section 14 of this Agreement, the obligations of the Purchasers and the Issuer under this Agreement shall terminate, neither the Purchasers nor the Issuer shall have any further obligations or liabilities hereunder, and the Company shall have no further obligations or liabilities hereunder other than its obligations under Section 5 hereof.

         All of the legal opinions, certificates, proceedings, instruments and other documents mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof if, but only if, they are in form and substance satisfactory to the Purchasers and the Issuer.





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
         10.     TERMINATION

         The Purchasers may terminate their obligations hereunder by written notice to the Issuer if, at any time subsequent to the date hereof and on or prior to the Initial Closing Date:

                 (a) There shall have occurred any material change in the business or affairs of the Issuer or the Company or any material change in the Project which, in the sole judgment of the Purchasers, materially adversely affects the financial condition, business, properties or prospects of the Company.

                 (b) Any condition to the Purchasers' obligations hereunder is not satisfied because of any refusal, inability or failure on the part of the Company or the Issuer to comply with any of the terms or to fulfill any of the conditions provided for or contemplated by this Agreement, or if for any reason the Company, the Trustee or the Issuer shall be unable to perform all of their obligations or satisfy conditions, respectively, provided for or contemplated in this Agreement.

         11.     EXPENSES

         Except as otherwise provided herein, the Company shall cause to be paid out of its own funds or the proceeds of the Bonds, the costs of issuing the Bonds, including, but not limited to, the fees and expenses described in
Section 5 of this Agreement; whether or not the sale of the Bonds by the Issuer to the Purchasers is consummated.

         12.     CONDITION OF THE ISSUER'S OBLIGATIONS

         The Issuer's obligations hereunder are subject to the Purchasers' performance of their obligations hereunder.

         13.     NOTICES

         Any notice or other communication to be given to the Issuer under this Agreement may be given by delivering the same in writing as follows:

         If to the Issuer -          Mississippi Business Finance
                                             Corporation
                                     1306 Walter Sillers Building
                                     Post Office Box 849
                                     Jackson, Mississippi 39205
                                     Attention:  William T. Barry

                                     with a copy to:

                                     Holcomb, Dunbar, Connell, Chaffin & Willard
                                     Suite 900, 120 North Congress (39201)
                                     P. O. Box 2990
                                     Jackson, Mississippi  39207-2990
                                     Attention:  W. Larry Harris

         If to the Company -          Vicksburg Chemical Company
                                      5100 Poplar, Suite 2414
                                      Memphis, Tennessee  38137
                                      Attention:  John C. Bumpers

         If to the Trustee -          First National Bank of Vicksburg
                                      Post Office Box 39
                                      Vicksburg, Mississippi  39181
                                      Attention:  Joe Schmidt

         If to the Purchasers -       The First National Bank of Boston
                                      Suite 745
                                      400 Perimeter Center Terrace
                                      Atlanta, Georgia  30346
                                      Attention:  John K. Hood

                                      and

                                      NationsBank of Georgia, N.A.
                                      600 Peachtree Street
                                      Atlanta, Georgia  30308
                                      Attention:  Lynn Webster


         14.     SUCCESSORS

         This Agreement is made solely for the benefit of the Issuer, the Purchasers and the Company (including their successors or assigns) and no other person shall acquire or have any right hereunder or by virtue hereof (other than pursuant to Section 5 hereof).

         15.     SURVIVAL OF CERTAIN REPRESENTATIONS AND WARRANTIES

                 All agreements, covenants, representations and warranties and all other statements of the Issuer and the Company set forth in or made pursuant to this Agreement shall remain in full force and effect and shall survive the Initial Closing Date and the delivery of the Bonds, from time to time.

         16.     GOVERNING LAW

         This Agreement shall be governed by the laws of the State.

         17.     MISCELLANEOUS

         This Agreement constitutes the only agreement among the parties hereto relating to the subject matter hereof and it supersedes and cancels any and all previous contracts, agreements or understandings with respect thereto. This Agreement may not be amended or modified except in writing executed by all parties hereto. Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Indenture and the Loan Agreement.

         18.     COUNTERPARTS

         This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                              Very truly yours,

                              THE FIRST NATIONAL BANK OF BOSTON


                              By:
                                  ----------------------------------------------------------

                              Title:
                                     -------------------------------------------------------


                              NATIONSBANK OF GEORGIA, N.A.


                              By:
                                  ----------------------------------------------------------

                              Title:
                                     -------------------------------------------------------



Accepted on                   MISSISSIPPI BUSINESS FINANCE
November 10, 1993             CORPORATION


                              By:
                                  ----------------------------------------------------------
                                       Executive Director

Accepted on                       VICKSBURG CHEMICAL COMPANY
November 10, 1993

                                  By:
                                      ----------------------------------------------------------

                                  Title:
                                         -------------------------------------------------------